Filed pursuant to Rule 497

Registration No. 333-202399

TERRA INCOME FUND 6, INC.

SUPPLEMENT NO. 4 DATED NOVEMBER 8, 2016

TO THE PROSPECTUS DATED APRIL 27, 2016

This supplement contains information which supplements certain information contained in the prospectus of Terra Income Fund 6, Inc., which we refer to as the Company, our, us or we, dated April 27, 2016, or the Prospectus. Any matter disclosed herein shall be deemed to amend, supplement and qualify the respective sections of the Prospectus to the extent the relevance of such disclosure is readily apparent. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 35 of the Prospectus before you decide to invest in shares of our common stock.

Exemptive Relief

The following hereby updates disclosures appearing throughout the Prospectus, as supplemented, regarding our application for exemptive relief from the provisions of Sections 17(d) and 57(a)(4) of the Investment Company Act of 1940, or the 1940 Act, and Rule 17d-1 under the 1940 Act, as originally filed with the Securities and Exchange Commission, or the SEC, on April 29, 2015, and as amended, in which we requested relief, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of our advisor and any future private funds or BDCs that are advised by our advisor or any of its affiliated registered investment advisers, or collectively, our Co-Investment Affiliates.

In an order dated November 1, 2016, the SEC granted us exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our Co-Investment Affiliates.

Amended and Restated Share Repurchase Program

On November 4, 2016, our board of directors unanimously approved an amended and restated share repurchase program, effective as of the date of this supplement. The amended and restated share repurchase program will supersede and replace our previous share repurchase program. The terms and conditions of the amended and restated share repurchase program are set forth below:

SHARE REPURCHASE PROGRAM

We do not currently intend to list our shares of common stock on a national securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market exists for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to the liquidation of our investments and the return of our stockholders’ capital contributions following repayment of our investments, or, in the alternative, the completion of a liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

To provide our stockholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program. Our quarterly repurchases will be conducted on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. Under the MGCL, a Maryland corporation may not make a distribution to stockholders, including pursuant to our repurchase program, if, after giving effect to the distribution, (i) the corporation would not be able to pay its indebtedness as such indebtedness becomes due in the usual course of business or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act. There is no cost charged by us, our affiliates and Terra Capital Partners in connection with your acceptance of our repurchase offer; however, your broker-dealer, commercial bank, trust company, or other nominee may charge you fees according to individual policies. In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our first semi-monthly closing for the sale of shares in this offering. Any offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and will not be made through this prospectus.

The board of directors also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of our assets (including fees and costs associated with disposing of assets);

•	our investment plans and working capital requirements;

•	the relative economies of scale with respect to our size;

•	our history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we will limit the number of shares to be repurchased in any calendar quarter to 2.5% of the weighted average number of shares outstanding in the prior calendar year, or 10% in each calendar year, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase such shares at a price per share equal to the most recently disclosed net asset value per share of our common stock immediately prior to the date of repurchase.

If you wish to tender your shares for repurchase by us, you must either tender at least 25% of the shares you have purchased or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $5,000 in shares of our common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and our compliance with the RIC qualification and diversification rules promulgated under the Code.

Our board of directors will require that we repurchase shares or portions of shares from you pursuant to written tenders only on terms it determines to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our stockholders.

When our board of directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to stockholders describing the terms thereof, and containing information stockholders should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

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In order to submit shares to be tendered, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time after the date that is 40 business days following the commencement of the tender offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.

In the event that our advisor or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may tender shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder, except for the initial capital contributions of our advisor. Our advisor will not to tender its shares for repurchase as long as our advisor remains our advisor.

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